                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - June 9, 2003

                            KENDLE INTERNATIONAL INC.

               (Exact name of registrant as specified in charter)


          OHIO                         000-23019                 31-1274091
(STATE OF OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)             IDENTIFICATION
                                                               No.)

                441 VINE STREET, SUITE 1200, CINCINNATI, OH 45202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 381-5500

              (Registrant's telephone number, including area code)



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Effective June 9, 2003, Kendle International Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as the independent public accountant to audit the Company's consolidated financial statements.

     (b) Effective June 9, 2003, the Company engaged Deloitte & Touche LLP as its independent public accountants. Following a review of the Company's accounting services in recent years, the Board of Directors initiated a process to solicit bids from Deloitte & Touche LLP, Ernst & Young LLP, KPMG LLP, and PricewaterhouseCoopers LLP and received bids from all four firms. The Audit Committee of the Board of Directors, after reviewing audit proposals from all four firms, selected Deloitte & Touche LLP as the Company's independent public accountants to replace PricewaterhouseCoopers LLP, effective June 9, 2003.

     (c) PricewaterhouseCoopers LLP's report on the Company's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period through June 9, 2003, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of
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          PricewaterhouseCoopers LLP, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with its report. The Company has authorized PricewaterhouseCoopers LLP to respond fully to any inquiries by Deloitte & Touche LLP.

     (d) No reportable events of the type described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2002 and 2001 and the subsequent interim period through June 9, 2003.

     (e) The Company provided PricewaterhouseCoopers LLP with a copy of this Form 8-k prior to its filing with the Securities and Exchange Commission. Attached hereto as Exhibit 16 is a letter from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission pursuant to Regulation S-K, Item 304(a)(3), which letter states PricewaterhouseCoopers LLP's agreement with the above statements.


     (f) During the two most recent fiscal years and during the interim period prior to engaging Deloitte & Touche LLP, neither the Company nor anyone on its behalf consulted Deloitte & Touche LLP regarding either:
          (a) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or a reportable event.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

     Exhibit No.    Description
     -----------    -----------------------------------------------------

     16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 13, 2003, regarding its agreement with the statements made in the current report on Form 8-K.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Kendle International Inc.


Date:  June 13, 2003                              By: /s/ Karl Brenkert III

                                                  -----------------------------
                                                  Karl Brenkert III
                                                  Senior Vice President -
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit Number             Description
--------------             ---------------------------------------------------

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 13, 2003, regarding its agreement with the statements made in the Current Report on Form 8-K.